UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: September 3, 2008
(Date of earliest event reported)

Mexco Energy Corporation
(Exact name of registrant as specified in its charter)

CO	0-6694	84-0627918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

214 W. Texas Avenue, Suite 1101 Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Announcement of Purchase of Loving County Well

On September 3, 2008, Mexco Energy Corporation issued a news release to announce its purchase of a Loving County well.

Copy of the news release is filed as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document
99.1	News Release dated September 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Date: September 3, 2008	By:	/s/ Tammy McComic
Tammy McComic
Vice President and Chief Financial Officer